United States

               Securities and Exchange Commission

                     Washington, D.C.  20549

                            FORM 8-K



                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d)

             of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 1997


                          EQUIMED, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


        Delaware                 0-27456         25-1668112
---------------------------- ------------   ------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


2171 Sandy Drive
State College, Pennsylvania                       16803
---------------------------------------        ----------
(Address of principal executive offices)        (Zip Code)


                         (814) 238-0375
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

ITEM 5: OTHER EVENTS


     The Registrant has not filed with the Securities and Exchange Commission of its Form 10-K for the fiscal year ended
December 31, 1997.

     When the Registrant's Form 10-K for the fiscal year ended December 31, 1997 is filed, the Registrant's 1997 quarterly results as set forth in its Form 10-Q reports for the three quarters of 1997 will be restated. The Registrant's previously filed 10-Q reports for 1997 should no longer be relied upon.

     The foregoing matters were the subject of a press release issued by the Registrant on July 21, 1998, a copy of which is attached hereto.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           EQUIMED, INC.
                           (Registrant)

July 26, 1998

                           /s/ Douglas R. Colkitt
                           -----------------------
                           Douglas R. Colkitt
                           Chief Executive Officer

     EQUIMED, INC. ANNOUNCES ITS INTENTION TO RESTATE ITS

        THREE QUARTERLY FINANCIAL RESULTS FOR 1997


     State College, PA -- (July 21, 1998) --- EquiMed, Inc.
(OTC Bulletin Board: EQMD) (the "Company") today announced that the Company's 1997 quarterly financial results as set forth in its Form 10-Q for the three quarters of 1997 will be restated and should no longer be relied upon.